SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2008

UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION
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(Exact Name of Registrant as Specified in Charter)

Nevada	000-25416	20-3014499
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(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification Number)

14255 U.S. Highway 1, Suite 209
Juno Beach, Florida 33408
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(Address of Principal Executive Offices)

(561) 630-2977
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(Registrant’s Telephone Number, including area code)

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(Former Name or Former Address, if Changed Since Last Report)

Section 2. Financial Information.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On March 6, 2008 (the “Closing Date”), the Registrant closed an asset sale transaction pursuant to the terms and conditions of the Asset Purchase Agreement (the “APA”) by and between Heartland Oil and Gas Corp. (“Heartland”), a Nevada corporation and a majority owned subsidiary of the Registrant, as the Purchaser, and the Registrant and its subsidiary Catlin Oil & Gas, Inc.
(“Catlin”) as the sellers (collectively the Registrant and Catlin shall be referred to herein as the “Seller”), whereby Heartland purchased certain oil and gas related assets (the “Assets”) from the Sellers for a total purchase price on the Effective Date of
$6,885,000 (the “Purchase Price”). The Purchase Price paid by Heartland for the Assets consisted of two (2) promissory notes issued by Heartland to the Sellers in the aggregate amount of $6,885,000. The APA is dated as of August 15, 2007 and the transaction has an effective date under the terms of the APA of October 1, 2007 (the “Effective Date”).

Assets Purchased

As of the Effective Date, under the terms and conditions of the APA, Heartland purchased and the Sellers sold all of the rights, title and interest of the Sellers in certain assets collectively defined as the “Assets” in the APA. The Assets consist of: Sellers’
interest in and to those properties described in the APA (the “Properties”), being (i) all right, title and interest in the oil and gas leases, listed in the APA (the “Leases”), (ii) all of Sellers’ right, title and interest in (A) all wells listed in the APA (the “Wells”),
(B) the permits that relate to the Wells and the Properties (the “Permits”), and (C) all equipment, materials and personal property, fixtures, and facilities used or useful in the production, gathering, storing, measuring, treating, operating, maintaining, marketing or transportation of hydrocarbon production from the Leases or lands pooled or unitized therewith and relating to the Wells and
Properties (the “Equipment”), (iii) all of Sellers’ right, title and interest in all contracts and contractual rights insofar and only insofar as they relate to the Leases and Equipment, including without limitation all unit agreements, surface rights and leases, gas sale and purchase contracts, oil and gas leases and/or subleases and assignments, mineral deeds, royalty deeds, operating agreements, easements, rights of way, farm-out and farm-in agreements and all similar rights leased or owned by the Sellers, and oil and gas sales, purchase, exchange and processing contracts and agreements, whether of record or not (the “Contracts”). It is the intent of the Sellers to convey and assign all of its right, title and interest in and to the Assets to Heartland. Petro Pro, Ltd, a
Texas limited partnership, retains a 6.25% of 8/8th’s working interest (the “Retained Interest”), with a net revenue interest of
0.04812500, and 1% of 8/8th’s overriding royalty interest, with such working interest and overriding royalty interest being in five (5) oil and gas leases on 700 acres of property located in Palo Pinto County, Texas which contain more than 10 producing wells. Therefore aggregate interest being conveyed in these leases are a 93.75% Working Interest with a net revenue interest of
0.72187500.

The Sellers’ interest in the Properties, Leases, Wells, Permits, Equipment and Contracts, net of the Retained Interest described above, are collectively defined as the “Assets” in the APA. The aggregate Purchase Price paid by Heartland to the Sellers on the
Closing Date for the Assets was valued at $6,885,000 and consisted of two (2) promissory notes issued by Heartland to the
Sellers. The promissory notes issued by Heartland as consideration for the Assets purchased pursuant to the APA are described in greater detail below. Any capitalized terms in this section of Item 2.01 that are not defined herein shall have the definition given them under the terms of the APA.

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The foregoing description of the APA and the transaction contemplated thereby is a summary of terms, is not intended to be complete and is qualified in its entirety by the complete text of that agreement, including the exhibits thereto, a copy of which is attached as Exhibit 2.1 to this Report. The reader is advised to reference Exhibit 2.1 for the complete terms of the APA and a more detailed description of the Assets purchased by the Registrant as of the Effective Date.

Terms of the Promissory Notes

As consideration for the Assets purchased under the terms of the APA, Heartland issued to the Sellers two (2) promissory notes in the aggregate amount of $6,885,000. Promissory Note Number 1 (“Note 1”) has a principal amount of $ 3,635,000 and is due and payable in one lump sum payment on April 6, 2008. Note 1 is unsecured and is junior to any of Heartland’s outstanding secured debt. Note 1 does not earn interest.

Promissory Note Number 2 (“Note 2”) has a principal amount of $3,250,000 and a three (3) year term with the principal amount being due and payable in thirty-six (36) monthly payments of $90,277.78. Heartland shall pay interest on the unpaid principal amount of Note 2, until such principal amount shall be paid in full, at the rate of 15% per annum. Interest shall be payable (i)
quarterly in arrears, (ii) on the Maturity Date, and (iii) if any interest accrues or remains payable after the Maturity Date, upon demand by the Sellers. Note 2 is unsecured and is junior to any of Heartland’s outstanding secured debt.

The foregoing description of Note 1 and Note 2, and the transactions contemplated thereby, is a summary of terms, is not intended to be complete and is qualified in its entirety by the complete text of those promissory notes, copies of which are attached hereto as Exhibits 10.1 and 10.2 to this Report.

Related Party Transaction

The parties to the above described asset sale transaction are related parties. UPDA is the controlling shareholder of Heartland’s voting capital stock and is its parent company, and members of the Registrant’s board of directors also sit on the board of directors of Heartland, and constitute a majority thereof. To address potential conflict of interest issues, the Registrant and
Heartland retained European American Advisors, Inc., a New York City based investment bank, to review the financial terms of the above described asset purchase transaction and to issue a fairness opinion thereon to the respective boards of directors.

Section 9. Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

Financial statements of business acquired:

Pro forma financial information:

Exhibits.

Exhibit	Description

2.1

Purchase and Sale Agreement, entered into as of August 15, 2007, by and between Heartland Oil and Gas Corp., a Nevada corporation, as the purchaser and Universal Property Development and Acquisition Corporation, a Nevada corporation and Catlin Oil & Gas, Inc., its subsidiary, as the Sellers. #

10.1	Promissory Note of Heartland Oil and Gas Corp., a Nevada corporation, in the principal amount of $3,635,000. #

10.2	Promissory Note of Heartland Oil and Gas Corp., a Nevada corporation, in the principal amount of $3,250,000. #

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# Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Property Development and Acquisition Corporation
has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2008

UNIVERSAL PROPERTY DEVELOPMENT
AND ACQUISITION CORPORATION

By:	/s/ Kamal Abdallah
Kamal Abdallah
President and Principal Executive Officer

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